Exhibit 99.1

Investor Presentation – August 2021

© 2021 Surgery Partners – Confidential & Proprietary Information Legal Disclaimer 2 Forward - Looking Statements Statements contained in this presentation, other than statements of historical fact, are forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology intended to identify forward - looking statements . These forward - looking statements include, without limitation, statements regarding the anticipated timing and strength of the opportunities available to Surgery Partners, Inc . and its subsidiaries (the “Company”), as well as the future financial position of the Company, including financial targets, business strategy, plans and objectives for future operations and future operating results and cash flows . These statements are subject to risks and uncertainties, including, without limitation : the duration and severity of the COVID - 19 outbreak in the United States and the regions in which we operate ; the impact to the state and local economies of prolonged restrictions as a result of the pandemic generally ; our ability to respond nimbly to challenging economic conditions ; the unpredictability of our case volume both in the current environment and if and when restrictions are eased ; our ability to preserve or raise sufficient funds to continue operations throughout this period of uncertainty ; the impact of our cost - cutting measures on our future performance ; our ability to cause distributions from our subsidiaries ; the responsiveness of our payors, including Medicaid and Medicare, to the challenging operating conditions ; our ability to execute on our operational and strategic initiatives ; the timing and impact of our portfolio optimization efforts ; our ability to continue to improve same - facility volume and revenue growth on the timeline anticipated, if at all ; our ability to successfully integrate acquisitions ; the anticipated impact and timing of our ongoing efficiency efforts, as well as our ongoing procurement and revenue cycle efforts ; the impact of adverse weather conditions and other events outside of our control ; and the risks and uncertainties set forth under the heading "Risk Factors" in our 2020 Annual Report on Form 10 - K and our Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2021 and June 30 , 2021 and discussed from time to time in our reports filed with the Securities and Exchange Commission (the “SEC”) . You should read the Company’s filings with the SEC, available at www . sec . gov, for a discussion of these and other risks and uncertainties . The forward - looking statements contained in this presentation speak only as of the date of the presentation, and the Company undertakes no obligation to update or revise any forward - looking statements for any reason, except as required by law . The business of the Company is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward - looking statements contained in this presentation . Data and Information Contained in this Presentation This presentation also contains market research, estimates and forecasts, which are inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information . Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources . Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or has any obligation to update such data after the date of this presentation . Such data involves risks and uncertainties and is subject to change based on various factors . The trademarks included herein are the property of the owners thereof and are used for reference purposes only . Such use should not be construed as an endorsement of the products or services of such owners . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures . A “non - GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company . We present non - GAAP financial measures when we believe that the additional information is useful and meaningful to investors . Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies . The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP . Reconciliations of these non - GAAP measures are included in our filings with the SEC and on slide 45 .

© 2021 Surgery Partners – Confidential & Proprietary Information Surgery Partners Introduction

© 2021 Surgery Partners – Confidential & Proprietary Information Surgery Partners is the Leading Independent Surgery Center Operator… 4 ~$ 2,117 million Q2 2021 TTM Revenues (1) ~$ 301 million Q2 2021 TTM AEBITDA (2) 117 Ambulatory Surgery Centers 31 States 4,400 + Affiliated Physicians 600,000+ Annual Patients 17 Short - Stay Surgical Hospitals (1) June 30, 2021 trailing 12 month net revenues of $2,117M (2) June 30, 2021 trailing 12 month Adjusted EBITDA. See page 45 for reconciliation to the comparable GAAP measure Note: Q2 2021 SEC reported ASC count of 106 based on Tax Identification Number

…And is the Only Opportunity to Invest Directly in a Pure-Play of National Size and Scale

	Surgical Facility Revenue[1]		Parent Company	Number of Surgical Facilities[2]	Specialty Focus
	Revenue	% of Total			
SURGERY PARTNERS	$2.1B	95%+	**Public Only Pure-Play Surgery Center Operator**	134	▪ MSK, Cardiovascular, Ophthalmology & GI
AMSURG	$1.3B	~15%	Private Division of Envision	250+	▪ Gastrointestinal
SCA Surgical Care Affiliates	$2.5B+	~1%	Division of UHG	250+	▪ MSK & Cardiovascular
HCA Hospital Corporation of America	NA	NA	Division of HCA	140+	▪ NA
United Surgical Partners International	$2.5B	~15%	Division of Tenet	341	▪ MSK

(1) Surgery Partners data reflects 6/30/21 LTM net revenues of $2,117M, Envision based on LTM 6/30/2018 data, SCA revenues based on CFO.com article 5/15/2019 and Tenet based on 6/30/21 LTM net revenue pro forma for SCD acquisition per 2Q 2021 earnings press release.
(2) Reflects latest available data from company websites; Tenet data is pro forma for SCD acquisition based on 2Q 2021 earnings press release.
Note: Based on most recent publicly available data

© 2021 Surgery Partners – Confidential & Proprietary Information

5

© 2021 Surgery Partners – Confidential & Proprietary Information We Have a Diversified Mix, Focused on High Value - Add Specialties, Supported by an Aging Population… 6 37% 26% 21% 16% Surgery Partners’ Case Mix Musculoskeletal (1) GI Ophthalmology Other (2) Strength with high acuity patients Leading musculoskeletal platform Expansive network of surgical capabilities Leading trend to lower cost setting x x x x (1) Includes pain management. (2) Includes cardiology, ENT, general surgery, plastic surgery, and other. Note: Case mix is based on trailing 12 months ended 6/30/21 Over 50% of Net Revenue From Musculoskeletal Procedures

© 2021 Surgery Partners – Confidential & Proprietary Information …And are Positioned to Pursue the $150B+ Total Addressable Market (TAM) 7 $150B+ Total Addressable Market + Purpose - built, Veteran Management Team Targeting Long - Term Double - Digit Growth Focused on High Growth Specialties Superior Clinical Quality and Customer Experience Independent, Trusted Partner of Choice Scalable Platform + + + Note: Management’s estimate of total addressable market consists of $55B+ HOPD surgical market, $35B+ ASC market, and $60B of inpatient surgical cases with potential to move to outpatient setting.

© 2021 Surgery Partners – Confidential & Proprietary Information Surgery Partners Investment Highlights

© 2021 Surgery Partners – Confidential & Proprietary Information Surgery Partners Investment Highlights Large M arket Opportunity Supported by Multiple Macro Growth Drivers and Aligned with the Mega Trend: High Quality, Low Cost Care in Specialized Settings 9 1 Industry Leader Focused on Higher Growth, Higher Acuity Specialties 2 Proven M&A Platform Results in Highly Consistent, Highly Accretive Acquisition Driven Growth 3 Exceptional Clinical Quality Coupled with Superior Patient & Physician Experience 4 Multiple Drivers of Long - Term Growth and Margin Enhancement 6 Uniquely Positioned to Enable Value - Based Surgical Care in a Profitable and Predictable Model 5

© 2021 Surgery Partners – Confidential & Proprietary Information Over $150B Total Addressable Market (TAM) 10 Several near and long - term catalysts to capture this opportunity Same - Facility volume growth De Novos Expansion programs Surgical cases moving to outpatient setting - $60B+ opportunity Consolidation of a fragmented market through capital deployment Case shift in core specialties like Orthopedics, Spine & Cardiology Investment in innovative technologies for service line expansion Physician recruitment in targeted specialties Note: Management’s estimate of total addressable market consists of $55B+ HOPD surgical market, $35B+ ASC market, and $60B of inpatient surgical cases with potential to move to outpatient setting. 1 Organic Migration to Outpatient Capital Deployment

© 2021 Surgery Partners – Confidential & Proprietary Information TAM: Over $90B Outpatient Surgical Market and ~$60B of Cases Migrating to Outpatient 11 $500B+ $230B surgery Source: Bain & Co, McKinsey, Advisory Board, Sg2, AMA, Avanza, OECD, CMS, Management estimates Inpatient HOPD ASC Office Home $470B+ $55B+ surgery $35B+ surgery $550B+ $100B+ Annual Revenue (US) Annual Volume Growth - 2% 6% 2% 0 20 40 60 80 100% Payments for surgical inpatient procedures (2018) Total surgical inpatient procedures Likely to remain inpatient Uncategorized, complex (w/ MCC/CC) Remaining for potential shift to outpatient $230B Inpatient surgical procedures with potential to shift to outpatient Potential ability to move to outpatient Likely ability to move to outpatient $58B 3.6M8.9MClaims ~$60B Incremental Shift of Inpatient Surgical Cases to the Outpatient Setting 1

© 2021 Surgery Partners – Confidential & Proprietary Information Increasing Number of Procedures Projected to Migrate to Lower Cost Settings 12 Source: “Ambulatory Surgery Center Growth Accelerates: Is Medtech Ready?”, Bain & Co, 2019 Migration of Orthopedic, Spine and Cardio procedures will fuel rapid ASC growth 4% 7% 44% 58% 10% 10% 52% 61% 33% 30% 68% 66% 0% 10% 20% 30% 40% 50% 60% 70% 80% Cardiology Spine Orthopedics Other 2015 2018 mid-2020s Percentage of procedures performed in ASCs 1 Recent CMS guidance reaffirms joint and cardio market opportunity

© 2021 Surgery Partners – Confidential & Proprietary Information Our Leading Musculoskeletal & Cardio Platform is Well Positioned to Capture this Opportunity 13 14 Robots added in 2020 and 2021, bringing total to 34 $3 billion Annual savings by shifting 50% of joint cases to ASCs (1) 15%+ Surgery Partners’ historic orthopedic case growth 80%+ Surgery Partners’ facilities perform MSK procedures 17 Cardiac catherization procedures approved in 2019 15%+ Surgery Partners’ historic cardio case growth 6 PCI procedures approved in 2020 60%+ Surgery Partners’ facilities with potential for Cardio Musculoskeletal Cardio (1) “New Research Highlights the Safety and Cost Savings Associated with Ambulatory Surgery Centers,” UNH Research, 2020. 2

© 2021 Surgery Partners – Confidential & Proprietary Information Differentiated and Highly Capital Efficient Approach to Growing and Enhancing Orthopedics & Cardiology… 14 1. Demographic and site of service trends leading to future growth 2. Physician Recruitment 3. Add orthopedics and cardiology as a new service line 4. Expansion of orthopedic / cardiology service line (e.g., total joint program) 7. Supply chain initiatives 5. In - Market and New Market Transactions 6. Payer strategies 2

© 2021 Surgery Partners – Confidential & Proprietary Information Other 15,051 82,648 GI 14,090 111,101 Ophthalmology 78,136 136,774 MSK 52,838 195,420 2012June '21 TTM …Driving Strong Case and Revenue Growth… 15 (1) Includes Cardiology, ENT, General Surgery, Plastic Surgery and Other (1) Case Volume by Specialty +3.5x case growth over 9 years x Net Revenue CAGR of +30% from 2012 to 2019 x Case mix aligned with higher acuity 2

© 2021 Surgery Partners – Confidential & Proprietary Information 1H 2017 25,167 1H 2021 44,729 …And 15%+ Orthopedic Service Line Volume Growth 16 95 Locations (1) 90k+ Orthopedic Procedures Annually 650+ Orthopedic Physicians 144%+ Joint Case Growth at ASCs (2) (1) Facilities that performed orthopedic cases between 2019 and YTD 2021 (2) June YTD 2021 compared to June YTD 2020 Orthopedic Case Volume 2

© 2021 Surgery Partners – Confidential & Proprietary Information Considerable Growth Ahead for Joint Replacements Source: “Evolution of Total Joint Replacements: From Hospital to Surgery Center”, Sg2, 2019 17 Inpatient and Outpatient Hip & Knee Replacement Forecast - 0.5 1.0 1.5 2.0 2018A 2020P 2022P 2024P 2026P 2028P Inpatient Outpatient 15% 85% 23% 77% 69% 31% 60% 40% 48% 52% 43% 57% 15% Volume (millions) Outpatient volume expected to increase over 1 million cases and to comprise over 50% of total knee & hip volume CAGR ’18 – ’28P Outpatient = 20% Inpatient = - 0.7% 2

© 2021 Surgery Partners – Confidential & Proprietary Information We Focus on What Matters Most: Clinical Quality and Patient Experience 18 3 O UR MISSION E NHANCING PATIENT QUALITY OF LIFE THROUGH PARTNERSHIP

© 2021 Surgery Partners – Confidential & Proprietary Information 19 (1) For ASCs – 2019 Health & Life Safety Tags (2) For Hospitals – 2019 The Joint Commission surveys Average Deficiencies per Survey (1) 6.3 8.4 0.00 5.00 10.00 Surgery Partners All Other Average Deficiencies per Survey (2) 17.6 33.7 0.00 10.00 20.00 30.00 40.00 Surgery Partners All Other ASCs Surgical Hospitals We Hold Ourselves to the Highest Standards… 25% Fewer Deficiencies 48% Fewer Deficiencies 3

© 2021 Surgery Partners – Confidential & Proprietary Information …And Regularly Report and Benchmark Our Performance to Emphasize our Culture of Safety… 20 x Patient burns x Patient falls x Wrong site procedures x Hospital transfers x Surgical site infections rate x ER visits within 24 hours of discharge x Hospital admissions within 24 hours of discharge x Normothermia rate upon arrival to the PACU x Unplanned anterior vitrectomy rate x Toxic anterior segment syndrome (TASS) rate Sample Metrics Sample Reporting 3

© 2021 Surgery Partners – Confidential & Proprietary Information …With A Proven Record of Exceptional Clinical Care… 21 3

© 2021 Surgery Partners – Confidential & Proprietary Information …And Clinical Efficacy that Results in a Better Patient Experience 22 Nationwide Hospitals Surgery Partners (1) Best - in - Class Patient Experience (1) Includes hospitals that have been owned / operated by Surgery Partners for prior 12 months Note: Based on CMS star rating score 3 Four Star 29% Five Star 71%

© 2021 Surgery Partners – Confidential & Proprietary Information We Focus on Patient Experience… 23 Note: Based on patient satisfaction surveys conducted from Dec ‘19 – May ‘20 94 Overall Patient Experience 96 Facility 88 Financial 95 People 94 Personal 93 Process Cleanliness and comfort Communication on insurance and financial responsibility Exceptional administrative and clinical staff Kept informed and procedure explanations Patient experience and registration workflow 3

© 2021 Surgery Partners – Confidential & Proprietary Information …Which has Resulted in a Best - in - Class Patient Net Promoter Score 24 Patient Net Promoter Score Note: Survey conducted from Dec ‘19 – May ‘20 62 62 79 89 94 3

© 2021 Surgery Partners – Confidential & Proprietary Information We Align Ourselves with our Physician Partners… 25 Three - Way JVs Multi - Site Management We have a tailored approach to partnership and physician engagement Two - Way JVs Facility Facility Payors OR Health Systems Facilities Services 3

© 2021 Surgery Partners – Confidential & Proprietary Information …Which Results in Highly Satisfied Physicians… 26 Physician Net Promoter Score Note: Survey conducted in 2015; 366 respondents. 62 62 79 81 89 3 Exceptional Provider Experience Aligned equity ownership model High NPS

© 2021 Surgery Partners – Confidential & Proprietary Information …And Strong Physician Engagement and Retention 27 BETTER PARTNERS. BETTER CARE. We are focused on physicians . Through decades of experience, we have observed that an outstanding patient experience begins with an outstanding physician relationship . Everyone wins when physicians have what they need to do their best work and can exercise autonomy within their place of work . We proudly boast 95%+ partner retention (1) , and the findings from our most recent Net Promoter Score, the national ranking system used to measure satisfaction, nearly max out the upper end of the NPS scale. 95%+ PARTNER RETENTION (1) (1) Physician partner retention based on 2019 data for 104 facility cohort 3 Equity partnership model with physicians aligns interest and ensures long - term commitment to deliver high quality, low cost surgical care.

© 2021 Surgery Partners – Confidential & Proprietary Information We Operate in a Highly Fragmented Market… 28 Note: Total number of ASCs reflects only Medicare - certified ASCs. “National Operators” includes SGRY, USPI (pro forma for Dec ’2 0 SCD acquisition), SCA, AmSurg , and HCA Source: Becker’s ASC Review, VMG, Market participant interviews, KaufmanHall , J.P. Morgan, Bain & Company, and management estimates. Number of ASCs in the U.S. Number of POHs in U.S. POHs SP Other 240 (6%) 94% Total Addressable Market : ~$90B+ Current and ~$60B+ Incremental To Come 0 20 40 60 80 100% 1,649 4,202 US Ambulatory Surgery Centers (2020) Total = 5,851 ASCs Chains with multiple sites Single facility providers National Platforms (18%) Other Multi - site Operators (10%) Independent Single - site ASCs (36%) Hospital Affiliated ASCs (36%) ~ 4

© 2021 Surgery Partners – Confidential & Proprietary Information …That Can Uniquely Benefit From an Integrated Pure - Play Platform… 94% of surgical facilities/ clinical practices migrated to end - state platforms, representing 94% of revenue 95% of surgical facilities/clinical practices migrated to common claims clearinghouse 95 % of surgical facilities integrated into centralized data warehouse, representing 97% of revenue 90% of surgical facilities integrated into one HRIS system Consolidated 3 CBOs to 1 Revenue Cycle Management Platform Consolidated Corporate Infrastructure Centralized Data Warehouse Patient Accounting Platform 29 Note: Company estimates based on progress completed through 1H21 for facilities in portfolio for at least 12 months – revenue percentages calculated using FY2019 revenue. 4

© 2021 Surgery Partners – Confidential & Proprietary Information …With a Proven Track Record of Delivering Organic Synergies While Enhancing Patient Experience 30 • Enhanced centralized team with seasoned executives • Continuing to enhance our health plan value proposition through higher acuity service line expansions and growing regional presence/depth • Piloting enterprise - wide contract management system Managed Care • Enhanced centralized team with seasoned executives • Migrated to one company - wide GPO • Rationalizing implant vendors to secure best deals • Investing in tools and processes to enhance compliance Supply Chain • Enhanced centralized team with seasoned executives • Invested in data to better understand key physicians in target markets • Launched innovative marketing programs • Selected investments to enhance attractiveness of facilities (e.g., robotics) Recruiting • Enhanced centralized team with seasoned executives • Restructured shared service center • Investing in denials management and coding technologies Revenue Cycle • Invested in centralized data warehouse Data / Analytics • Migrating disparate systems to end - state platforms 4

© 2021 Surgery Partners – Confidential & Proprietary Information We Focused on Short - Stay Surgical and are Re - Accelerating the Pace of Capital Deployment… 31 Closed or Sold Acquisitions • Refocused portfolio on growing short - stay surgical assets • 7 transactions to enhance presence and footprint in Idaho • 4 transactions to enhance presence in Southern California market, including x Bakersfield Heart Hospital (Oct 2020) x GI - focused ASC (Dec 2020) • Average multiple paid of ~7x since 2018 Transaction Highlights 4

© 2021 Surgery Partners – Confidential & Proprietary Information YTD 2021, We Have Closed Over $100 Million of Acquisitions.. 32 Surgery Partners has accelerated the pace of accretive add - on M&A in 2021 4 Over $100m of capital deployed year - to - date Average year one deal multiple: less than 7.5x $200+ million of executed LOIs at attractive multiples San Francisco, CA Opthamology Closed 6/21/2021 San Jose, CA Multi - specialty (orthopedics, general surgery, pain management) Closed 8/1/2021 Westbury, NY Gastroenterology Closed 8/2/2021 Note: Selected acquisitions 2021 Select Acquisitions San Jose, CA Multi - specialty (gastroenterology, orthopedics, general surgery) Closed 8/1/2021

4 …With a Strong Pipeline of Near-Term Opportunities Under LOI

Selected Pipeline Opportunities					
Opportunity	**Status**	**Type**	**Geography**	**Specialty**	**Target Closing**
A	Under LOI	ASC	Northeast	GI	3Q21
B	Under LOI	Surgical Hospital / Practice	Central	Orthopedics	2H21
C	Under LOI	ASC	Central	Orthopedic	2H21
D	Under LOI	ASC / Practice	Southeast	Orthopedics	2H21
E	Under LOI	ASC	Southeast	Orthopedics	2H21
F	Under LOI	ASC	Northeast	Orthopedics	1H22
G	Offer Submitted	ASC	Southeast	Orthopedics	1H22
H	De Novo	ASC	Southeast	Orthopedics	1H22
Value of Transactions in Pipeline					**~$200m+**

Attractive pipeline of near-term opportunities with over $200 million transactions under letter of intent

Average Deal multiple of ~7.5x based on current pipeline

© 2021 Surgery Partners – Confidential & Proprietary Information

33

© 2021 Surgery Partners – Confidential & Proprietary Information Uniquely Positioned to Enable Value - Based Surgical Care 34 5 Sources: BCBS Inpatient cost from “Planned Knee and Hip Replacement Surgeries Are on the Rise in the U.S.”, BCBS, 2019; ASC cost shown at 175% of Medicare fees National footprint of outpatient surgical facilities Quality outcomes and exceptional patient satisfaction Meaningful site of service savings (1) Well - Positioned for Profitable and Predictable Value - Based Growth 94% Patient NPS Avg BCBS Inpatient $30,249 ASC $15,328 ~$30K ~$15K Partner to Enable Value - Based Care Total Joint Replacement Price Health Plans Risk - Based Providers Health Systems

© 2021 Surgery Partners – Confidential & Proprietary Information A Dynamic Growth Model 35 6 Mid - teens AEBITDA growth target with Capital Deployment Top - line Growth Margin Expansion Capital Investment Volume Procurement Acquisitions Rate Revenue Cycle Expansions Managed Care Org / Workflow Efficiencies De Novos

© 2021 Surgery Partners – Confidential & Proprietary Information Surgery Partners Financial Overview

© 2021 Surgery Partners – Confidential & Proprietary Information 37 First Half 2021 Financial Highlights Surgical Cases Net Revenue ($m) Same - Facility Growth AEBITDA ($m) 257,705 197,899 264,854 1H 2019 1H 2020 1H 2021 $862.2 $815.7 $1,058.2 1H 2019 1H 2020 1H 2021 2.5% - 24.3% 33.8% 4.7% 20.2% - 2.9% 7.3% - 9.1% 29.9% 1H 2019 1H 2020 1H 2021 Volume Rate Revenue $112.0 $104.7 $148.8 1H 2019 1H 2020 1H 2021 14.1% CAGR = 1.4% CAGR = 10.8% CAGR = 15.3% AEBITDA Margin 13.0% 12.8% 12.8%

© 2021 Surgery Partners – Confidential & Proprietary Information Business has Remained Resilient Through Covid Impact 38 2020 Q1 103% 2020 Q2 81% 2020 Q3 108% 2020 Q4 106% 2021 Q1 117% 2021 Q2 145% Same Facility Net Revenue (% of PY) 101%

2021 Outlook

- **Projected Revenue growth of 18% to 20% over 2020, with a bias towards the high end of the range**
- **Adjusted EBITDA projected to be at least $325M**
  - Recent acquisitions projected to contribute ~$5M to 2021 performance
  - Continuing to monitor COVID outbreaks in selected geographies
- **4Q21 Projected to be over 30% of full-year Adjusted EBITDA, consistent with historical experience pre-COVID**
  - Seasonally strong quarter, contributing 31% to 32% of AEBITDA pre-COVID (see right)
  - Recent acquisitions will have a full quarterly run-rate impact in 4Q21
  - Idaho Falls Community Hospital expected to contribute mid-single digit millions of Adjusted EBITDA in 4Q21

Q4 as a % of FY Adjusted EBITDA



31.2%
32.6%
35.4%
31% to 32% of 2021E Adjusted EBITDA
2018A
2019A
2020A
2021E

2021E Adjusted EBITDA projected to exceed $325M; over 30% of Adjusted EBITDA occurring in 4Q21

© 2021 Surgery Partners – Confidential & Proprietary Information

39

Long-term Financial Targets

Organic AEBITDA Growth Target	**Double Digit**	▪ Same-facility revenue growth of 7.6% in 2019; 2020 pre-COVID same-facility growth of 9.4%[1]; first half 2021 same-facility revenue growth of 29.9% ▪ Industry tailwinds in MSK and Cardio (16%+ p.a. MSK case volume growth from 1H 2017 – 1H 2021; 144% total joint growth 1H 2021) ▪ Existing de novos expected to drive $30M+ million AEBITDA Growth
Target Acquisition Spend	**$200mm Annually**	▪ Highly fragmented industry with over 4,200 facilities as potential consolidation targets ▪ Over $300 million deployed 2018-20 at an average multiple of 7x ▪ Over $100 million of deals closed year-to-date; Active pipeline of transactions of over $200 million at ~7.5x multiple
Total Co AEBITDA Growth Target	**Mid-teens**	▪ Leading independent franchise to support rapid consolidation at attractive multiples ▪ Platform asset allows for rapid integration and synergy realization ▪ Continued operating leverage on lean corporate infrastructure
Leverage Target	**5.0 – 6.0x**	▪ Growth of core business expected to improve leverage over time ▪ Multiple opportunities to enhance cash flow through balance sheet management and capital markets

(1) Represents same facility net revenue growth for January and February 2020

© 2021 Surgery Partners – Confidential & Proprietary Information

40

Surgery Partners Investment Highlights

1	*Large Market Opportunity Supported by Multiple Macro Growth Drivers and Aligned with the Mega Trend: High Quality, Low Cost Care in Specialized Settings*	**$150B** *Total Addressable Market* **$60B** *of Inpatient Cases Migrating to Outpatient*
2	*Industry Leader Focused on Higher Growth, Higher Acuity Specialties*	**7.5%+** *Industry-leading Same Facility Growth* **80%** *Facilities Performing of MSK*
3	*Exceptional Clinical Quality Coupled with Superior Patient & Physician Experience*	**100%** *of Surgical Hospitals Rated 4 / 5 Stars by CMS*
4	*Proven M&A Platform Results in Highly Consistent, Highly Accretive Acquisition Driven Growth*	*Deployed over* **$100M** *YTD on M&A* *Over* **$200M** *under LOI at ~***7.5x**
5	*Uniquely Positioned to Enable Value-Based Surgical Care in a Profitable and Predictable Model*	***~50%*** *lower cost compared to cases done in hospitals*
6	*Multiple Drivers of Long-Term Growth and Margin Enhancement*	**Mid-teens** *Target AEBITDA Growth, Including M&A*

Only Way to Invest Directly in a Pure-Play Surgery Center Operator

© 2021 Surgery Partners – Confidential & Proprietary Information

41

© 2021 Surgery Partners – Confidential & Proprietary Information Appendix

© 2021 Surgery Partners – Confidential & Proprietary Information 43 • +2.3% aggregate increase for ASC rates • +2.3% aggregate increase for hospital outpatient rates • Reinstatement of the Inpatient Only List (IPO) • Removal of 258 procedures from the ASC Covered Procedures List (ASC CPL) originally added for the 2021 payment year Favorable rate increases for ASCs and hospital outpatient 2022 Preliminary Medicare OPPS/ASC Payment System

© 2021 Surgery Partners – Confidential & Proprietary Information • ... we expect that the volume of THA and TKA procedures will continue to increase in HOPDs , and that significant numbers of Medicare beneficiaries 65 and older will potentially undergo these procedures in the outpatient setting in future years [page 563] • … we expect that THA and TKA procedures will increasingly be performed in ASCs and that the volume of these procedures on Medicare beneficiaries 65 and older will also increase in ASCs in future years [page 638] 44 Expected Minor Near - term Impact to HOPD / ASCs Reaffirmed Total Knee and Hip Procedures Growth in ASCs Continued Movement to ASCs • …131 of the 298 codes removed from the IPO list in last year’s final rule appeared on either zero or one OPPS claims and 269 of the 298 codes appeared on fewer than 100 claims [page 356] • Based on our internal review of preliminary claims submitted to Medicare, we do not believe that ASCs have been furnishing the majority of the 267 procedures finalized in 2021 [page 462] • … We expect that we would continue to expand the ASC CPL in future years under our proposed revised criteria as the practice of medicine and medical technology continue to evolve [page 462] Reaffirmed Total Knees and Hips (TKA/THA) and 23 Cardio procedures remain open to ASCs for Medicare patients Note: Page references refer to the following document: https://public - inspection.federalregister.gov/2021 - 15496.pdf CMS Reaffirmed Total Joints and Cardio are Appropriate in ASCs

Reconciliation to Adjusted EBITDA

The following table reconciles Adjusted EBITDA to Income before income taxes, the most directly comparable GAAP financial measure (unaudited):

(in millions)	TTM 6/30/2021	Six Months Ended June 30, 2021	2020	2019
Income (loss) before income taxes	**$ 26.4**	**$ 17.1**	**$ (28.1)**	**$ 14.3**
Plus (minus):				
Net income attributable to non-controlling interests	(137.2)	(67.5)	(47.7)	(51.5)
Depreciation and amortization	100.5	50.9	45.2	37.9
Interest expense, net	212.2	106.7	96.3	88.4
Equity-based compensation expense	15.6	9.3	6.9	4.9
Transaction, integration and acquisition costs (1)	36.3	20.8	22.7	11.5
Impairment charges	33.5	-	-	-
Loss on disposals and deconsolidations, net	(0.6)	0.1	6.4	(7.6)
Litigation settlement and other litigation costs (2)	4.4	1.8	3.8	-
Loss on debt extinguishment	9.6	9.6	-	11.7
Tax receivable agreement expense	-	-	-	2.4
Gain on escrow release (3)	-	-	(0.8)	-
Total Adjustments	**274.3**	**131.7**	**132.8**	**97.7**
Adjusted EBITDA	**$ 300.7**	**$ 148.8**	**$ 104.7**	**$ 112.0**

(1) For the trailing twelve months ended June 30, 2021, this amount includes transaction and integration costs of $27.3 million, and further includes start-up costs related to a de novo surgical hospital of $9.0 million. For the six months ended June 30, 2021, this amount includes transaction and integration costs of $14.5 million, and further includes start-up costs related to a de novo surgical hospital of $6.3 million. For the six months ended June 30, 2020, this amount includes transaction and integration costs of $10.4 million, and further includes start-up costs related to a de novo surgical hospital of $12.3 million. For the six months ended June 30, 2019, this amount includes transaction and integration costs of $8.2 million, and further includes other acquisition costs and start-up costs related to a de novo surgical hospital of $3.3 million.

(2) For the trailing twelve months ended June 30, 2021, this amount includes other litigation costs of $4.4 million. For the six months ended June 30, 2021, this amount includes other litigation costs of $1.8 million. For the six months ended June 30, 2020, this amount includes litigation settlement costs of $1.2 million and other litigation costs of $2.6 million.

(3) Included in other income in the condensed consolidated statement of operations for the six months ended June 30, 2020.

© 2021 Surgery Partners – Confidential & Proprietary Information

45